The Simple Life

UBS Natural Gas & Electric Utilities Conference

J. Wayne Leonard
Chief Executive Officer
February 17, 2005

Entergy

Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and other proceedings at local and federal regulatory agencies, Entergy's ability to manage its operation and maintenance costs, particularly at its non-utility nuclear generating facilities, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of permanent sites for spent nuclear fuel storage and disposal, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy's strategies to reduce current tax payments, and the effects of litigation and weather.

This presentation includes non-GAAP measures of operational earnings, operating cash flow, free cash flow, return on equity, adjusted non-fuel O&M, and net debt to net capital, when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of these measures to the most directly comparable GAAP measures. Reconciliations can be found on slides 39-42. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com/earnings.

Entergy's Business Model



Supply/Demand
Environment
Fuel Prices
Credit Markets
Climate/Weather Data
Competitive Behavior
Legislation/Regulation
Capital Markets
Rigorous Analysis
Current Point of View
Focus
Business Strategy
Create Options
Capital Stewardship
Portfolio Management
Long Positions
Structured Contracts
Asset Development /Acquisitions
Asset Disposition
Structured Contracts
Short Positions
Strict Risk Limits
Conservation of Risk
Operational Excellence
Produce Products/ Services
Achieve Productivity
Manage Relationships
Competitor / Industry Standards
Driven by:
Markets
Skills
Scale
Scope
Positions

Strategic Principles Are the Cornerstones of Our Business Model


Business Strategy
POV
Strategic Focus
Capital Stewardship
Conservation of Risk
Financial Strategy
Balance Sheet Optimization
Financial Flexibility
Corporate Wealth Creation
Corporate Wealth Distribution

Business Strategy Is Grounded in Four Key Concepts

BUSINESS STRATEGY

POV	Strategic Focus	Capital Stewardship
Conservation of Risk		

POV - Driven	Develop robust POV; use it to drive all decisions
Narrow Strategic Focus	Only enter (or stay invested in) businesses where we have scale, skill, scope or positions to succeed relative to competitors; partner if necessary to fill gaps
Disciplined Capital Stewards	Invest at positive spreads to cost of capital; divest at positive spreads to the hold case
Conservation of Risk	Identify every risk; price, mitigate and monitor the ones we take

Simple But Timeless Principles Guided Our Past Actions

Dynamic POV Drove Decisive Action


Divestitures
98-04
FPL Merger Termination
98
99
00
01
02
03
04
05
London Electricity
Security
Hyperion
DeSoto
Latin America Projects
Spain Sites
EKLP Trading & Pipeline
EISI
Citi-Power
Edesur
Freestone
Saltend
Turbines
Damhead Creek
Fossil Wholesale Assets
Results
Bad
OK
Good

Including Divesting to Extract Maximum Value

Entergy-Koch Trading

Sold to

Merrill Lynch

Announced 9/2/04
Closed 11/1/04
Undisclosed price
Ongoing contract with ML for services

Gulf South Pipeline

Sold to

Texas Gas Transmission, LLC

- *a subsidiary of Loews Corp*

Announced 11/22/04
Closed 12/29/04
$1.136B price, 2nd highest among comparable transactions over last 10 years

Strategic POV - Exit

Example #1 — *TRADING BUSINESS STRATEGY*

POV:	Strategic Focus:	Capital Stewardship:
Natural owners: Big banks Global market Complex fuel price interrelationships More risk, less margin	Sideline business without deregulation	Pipeline supported credit Increasing sales prices paid for pipelines

Conservation of Risk:

Risk / return trade-off ↓

Example #2 — *PIPELINE BUSINESS STRATEGY*

POV:	Strategic Focus:	Capital Stewardship:
Natural owners: Master limited partnerships (financing advantages) Pipeline consolidators	No scale	EBITDA multiple for comparable transactions increased from 7.7 to 9.3 in the two years leading to the sale decision

Conservation of Risk:

Location of LNG terminals; Potential bypass; FERC earnings review

Strategic POV - Grow

Example #3 — ***NUCLEAR BUSINESS STRATEGY***

POV:	Strategic Focus:	Capital Stewardship:
Scale advantage Poor operators in industry Talent pool shrinking NRC pressures Environmental benefits of "zero emissions"	"What we do" Operate all technologies Turn-around capability Bench strength Culture	Acquired ~4,000 MW at $240/KW

Conservation of Risk:
Hedged at purchase with unit-contingent PPAs; Fleet diversity

Example #4 — ***SUPPLY PLAN BUSINESS STRATEGY***

POV:	Strategic Focus:	Capital Stewardship:
High gas prices / low heat rate technology Bid-ask spread in long-term PPAs Credit risk in PPAs State regulatory preference for purchase	"What we do" Operate 80 fossil units	Planned acquisition of Perryville at $226/KW Bid-ask spread (stay short until…)

Conservation of Risk:
Credit risk increasing for PPAs; purchase conditioned on regulatory approvals

Protecting Wealth

FINANCIAL STRATEGY

Balance Sheet Optimization	Financial Flexibility

Balance Sheet Optimization	Align leverage (including debt, guarantees and contractual obligations) with business risk profile
Financial Flexibility	Ensure cash is available to maintain liquidity/pursue growth

Balance Sheet Optimization

Capital Structure
1Q98 vs. 4Q04; %



Equity
Debt
60
1Q98



Equity
Debt
47
4Q04

Cash Flow Interest Coverage
97-04; times



CAGR
13%
8
6
4
2
0
97
98
99
00
01
02
03
04

04 S&P
Raised ratings of ETR operating subsidiaries*

EAI	BBB+ ➡	A-
EGSI	BBB- ➡	BBB
ELI	BBB+ ➡	A-
EMI	BBB+ ➡	A-
ENOI	BBB ➡	A-
SERI	BBB- ➡	BBB

04 Moody's
Raised ratings of 2 operating subsidiaries*

EAI	Baa2 ➡	Baa1
ELI	Baa2 ➡	Baa1
ENOI	Neg ➡	Stable

Issued Baa3 issuer rating for Entergy Parent

*Senior secured first mortgage bond ratings

Cash Enabled Entergy to Act

Cash Generation and Investment
99-04; $B



Cash Flow from
Operating Activities
$12.7B
11.9
Dividends
(2.1)
Maintenance
Capex
(4.7)
99-04
= $0.9B / year
5.1
1.5
(0.8)
(1.3)
Investing
Capex
(4.9)
Debt reduction
Net share
repurchases
Beg.
Cash
$1.2B
0.8
Operating Cash Flow
Maintenance Capex and Dividends
Free Cash Flow
Proceeds from Sales
Investments
Ending Cash

Investing Capex

Utility	2.1
Nuclear	1.6
EK/Other	1.2
Total	4.9

*Assumes maintenance capital expenditures = depreciation and amortization

Business + Financial Strategy = Wealth Creation

CORPORATE WEALTH CREATION

Manage business for purpose of increasing the power to distribute cash to owners

Wealth Creation:
Growing Earnings in a "Mature" Industry



Operational Earnings
99-04 and 05 Guidance; $/share
CAGR
13-14%
Weather
Impact
$0.32
2.17
3.12
3.23
3.81
4.25
Entergy-
Koch, LP
Sold
EK
3.80
4.60-4.85
99
00
01
02
03
04
05 Guidance
As-
Reported
2.25
2.97
3.23
2.64
4.01
3.93
4.60-4.85

Wealth Creation:
Share Price Grows with Earnings / Cash Flows



Entergy Share Price
1/1/98-2/11/05; $/share
80
60
40
20
0
1/98
1/99
1/00
1/01
1/02
1/03
1/04
1/05
CAGR
13%
$71.58/share
Feb 05
$16.69/share
Mar 00

Source: Bloomberg

Wealth Creation: Market Cap Grows with Share Price

Market Capitalization
1/1/98-12/31/04; $B



20
16
12
8
4
0
100%
$15.5B
Dec 04
$4.2B
Mar 00
1/98 1/99 1/00 1/01 1/02 1/03 1/04

Entergy Shares Outstanding
1/1/98-12/31/04; M



250
240
230
220
210
200
1
2
12%
1/98 1/99 1/00 1/01 1/02 1/03 1/04

1. 7/30/99 – ETR announced $0.75B share repurchase program
2. 8/2/04 - ETR announced $1.5B share repurchase program

Source: Bloomberg

Wealth Creation + Owner Focus = Wealth Distribution

CORPORATE WEALTH DISTRIBUTION

Use combination of dividends and share repurchases to return cash to owners

Distributing Wealth to Owners



Dividends Paid and Net Common Share Repurchases
99-04; $B
99-04
= $3.4B
1.3*
0.8
0.5
0.3
0.3
0.2
Net Share Repurchases
Dividends
99
00
01
02
03
04
Announced $0.75B share repurchase program
29% dividend increase
Announced $1.5B share repurchase program and 20% dividend increase

* includes purchases to offset dilution from stock options

Total Shareholder Return

Total Shareholder Return
Five years ending 9/30/03 and 9/30/04; %



EEI Index Award
for Top TSR
Back to Back
EEI Index Award
for Top TSR
9/30/98 through 9/30/03
150
100
50
0
-50
111%
Entergy
S&P 500
S&P
Electrics
9/98
9/99
9/00
9/01
9/02
9/03
9/30/99 through 9/30/04
150
100
50
0
-50
148%
Entergy
S&P
Electrics
S&P 500
9/99
9/00
9/01
9/02
9/03
9/04

Source: Bloomberg

The Same 'Timeless' Principles Will Determine Our Future

Initiatives Have Been Identified for 2005

Operational and As-Reported Guidance
05; $/share


$4.60 - $4.85
$1.30 - $1.39
$3.35 - $3.50
($0.05) - ($0.04)
05 Guidance

Our Assignment

Known

Key Drivers	Variables: + Positive	Variables: - Negative
Entergy Nuclear Contract pricing Uprates Productivity improvements Accretion	5% open position pricing Cost performance Share repurchase acceleration	Final actuarial assumptions for benefit plans
Utility/ Parent/Other Sales growth Rate actions Interest savings Higher O&M Accretion	Enhanced earnings from incentives Cost performance Share repurchase acceleration	EGS-TX rate relief delay Final actuarial assumptions for benefit plans
Energy Commodity Services Sustain 04 performance level	Improved performance	

As Well As Strategic Opportunities for the Future

Financial Aspirations

Aspirations	
EPS Growth	Near-term: 8-10% Long-term: 5-6%
Returns	9% ROIC
Credit Metrics	< 50% net debt to net capital
Credit Rating	Continuous improvement in ratings and business profile position
Dividends	Targeting top quartile dividend growth

Future Strategic Opportunities

Opportunities	
Utility	Recover ongoing investments in rate base to improve reliability and service Earn incentives under performance-based rates and/or incentive regulation Acquire generating capacity through supply plan
Nuclear	Execute new operating agreements in U.S. and evaluate other markets Acquire additional U.S. plants Increase capacity through uprates Sell output under comprehensive hedging plan to achieve more favorable prices Transform asset portfolio into a business (i.e., add other generation types or short position)
Other	Harvest value of remaining non-nuclear wholesale assets Achieve A&G and other productivity improvements Evaluate M&A opportunities Evaluate capital deployment opportunities (investments, repurchases, dividends)

1) Grow Rate Base to Improve Reliability and Service

Reduces Regulatory Risk

Utility Rate Base
99 vs. 04; $B

Strategic Focus

13%



10.6
12.0
99
04

Examples of Growth Capital Expenditures

Perryville plant acquisition
(application filed with LPSC March 04)

Additional supply plan acquisitions

ANO steam generators and vessel head replacement (declaratory order received in 03)

Transmission improvements

Nuclear uprates and license extension applications

Other projects to support service levels

2005-2007 $1.1B Planned Utility Growth Capital Expenditures

Capital Stewardship

2) Increase ROE Through Incentives

Utility Operational Return on Equity
99 vs. 04; %


Capital Stewardship
8%
10.7
11.6
99
04

As-Reported 9.9 11.6

Electric Formula Rate Plans

Strategic Focus

Jurisdiction	ROE	Incentives
Entergy Gulf States – LA *(proposed)*	Proposed 10.65% ROE and 75 bp bandwidth	+/- 60/40 customer/company sharing outside band; capacity provisions
Entergy Louisiana *(proposed)*	Proposed mechanism similar to EGS-LA	Proposed mechanism similar to EGS-LA
Entergy Mississippi	10.77% ROE and 143 bp bandwidth	+/- 50% sharing outside band; price, reliability & satisfaction incentives
Entergy New Orleans	11.25% ROE with 100 bp bandwidth & incentives up to 13.25%	Sharing fuel and purchase power savings up to 13.25% ROE

Not pursuing FRPs at this time at Entergy Arkansas and Entergy Gulf States-TX

3) Acquire Generating Resources through Supply Plan

that reduce prices to customers

New Generation by Region
MW

Strategic Focus



Merchants
Size By Summer Capacity MW
640 to 2,000
480 to 640
320 to 480
160 to 320
0 to 160
Merchants
Color By Prime Mover Group
CC
GT
ST
Dell Power Station
Little Rock
Hot Springs
Hot Springs County
Pine Bluff
Union (El Dorado)
Sterlington Project - Koch Power
Ouachita Power LLC
Southaven
Southaven GT
Batesville Expansion
Crossroads
Choctaw
McAdams
Attala Energy
Hinds Energy Facility
Holmesville
Evangeline Project
Big Cajun 1 Expansion
Exxon - Baton Rouge
AEP - Dow Chemical
Tenaska Frontier
RS Cogen
Cottonwood
Acadia Power
Bayou Cove
ExxonMobile Beaumont Refinery
Calcasieu
Beaumont
Port Arthur
Carville
Shell Geismar
Sabine River Works
Sabine - Bayer Cogen
North Arkansas's Profile
Operational 204
Active Construction 0
Mothballed 500
Suspended Construction 548
Total Merchant 1,252
WOTAB'S Profile
Operational 2,689
Active Construction 363
Mothballed 0
Suspended Construction 0
Total Merchant 3,052
Central Profile
Operational 10,291
Active Construction 643
Mothballed 732
Suspended Construction 1,683
Total Merchant 13,349
Amite South's Profile
Operational 530
Active Construction 0
Mothballed 0
Suspended Construction 565
Total Merchant 1,095

▲ **Mothballed**

● **Operational**

★ **Active Construction**

■ **Suspended Construction**

Generation Statistics

POV

Merchant Capacity	~19GW

Entergy Short Position	~3-5GW
Entergy Units > 35yrs old	~6GW
Total	~9-11GW

Reduces Operating & Regulatory Risk

Excludes 1,725 MWs: 1) Perryville 2) ETR affiliate plants 3) plants of other utilities to serve native load

4) Aggressively Pursue Solutions for Entergy Gulf States – Texas

Legislation

Legislative Sponsors



THE SENATE OF TEXAS

Senator Tommy Williams
(R-The Woodlands)



TEXAS HOUSE OF REPRESENTATIVES

Representative Allan Ritter
(D-Nederland)

Reduces Regulatory Risk

Objectives

- Clarify that Entergy Gulf States is no longer operating under a rate freeze
- Expedite recovery of transition costs
- Provide requested guidance to the Public Utility Commission of Texas
- Align with similar legislation enacted in 01

Timeline of Legislative and Regulatory Pursuits 05-06

- 05 — 06

- **Feb –** House and Senate Bills expected to be introduced
- **May 30 –** Legislative session ends in Texas
- **July –** PUCT will take up rate freeze if no legislative solution
- **3rd Quarter –** EGS-TX will file for rate relief if law passes
- **Mid-Year –** Rate relief for EGS-TX targeted

4a) And Contingency Plan if Legislative and Regulatory Solutions Stall

Alternatives to Legislative or Regulatory Solutions

1. Filed Appeal of rate case dismissal in Travis County District Court

Conservation of Risk

- ***No prescribed timeline***
- ***Past experience indicates at least six months***

2. Evaluate separating Entergy Gulf States into a Texas company and a Louisiana company

Capital Stewardship

- ***Provides flexibility to evaluate Texas options, including moving to an RTO***
- ***Tailored resource planning decisions can be made for the Texas and Louisiana jurisdictions***

5) Resolve Market Power Proceeding

Conservation of Risk

FERC Market Power Screens	ETR Filed Analyses
Uncommitted pivotal supplier screen *Can rival generation serve wholesale load?*	Pass in all markets
Uncommitted market share analysis *Does utility have dominant position (20% of uncommitted capacity)?*	Fail in the Entergy control area market
Delivered Price Test *Can rival generators compete for wholesale load?*	Pass if native load properly considered

POV

Possible Remedies / Implications to Negative Finding
Loss of market-based rate authority; not expected to have material impact on financial results
Potential impediments to capacity purchases or mergers and acquisitions
Divest "~~native load~~" capacity to pass tests
Potential establishment of ICT / RTO / ISO
DC Circuit Court



6) Achieve Approval of Transmission Proposal

Conservation of Risk

Generation	Transmission	Distribution	Customers
Merchants	Independent Coordinator of Transmission	Load serving entities	
QFs			
Load serving entities			
Import capability			

Key Functions:

- Administer OASIS
- Calculate available flowgate capacity
- Grant or deny service

Also:

- Oversee Entergy's transmission planning process
- Facilitate regional planning process

ICT Proposal Benefits

- Furthers FERC's goals of transmission independence
- Addresses retail regulators' concerns on customer rates and transfer of control
- Contains efficient pricing structure for expansion of transmission grid

Capital Stewardship

7) Effectively Manage Nuclear Portfolio

Unsold Energy at 12/04
05E-09E; % of Planned Generation


% Unsold
5
11
31
62
87
05E
06E
07E
08E
09E

Energy Prices at 12/04
05E-09E; Average $/MWh


60
50
40
30
Market
ATC Firm LD
Sold
05E
06E
07E
08E
09E

Sensitivity to $9/MWh or $1/MMBtu Price Change*
$/share


% Unsold
Conservation of Risk
5
-0.04
0.04
10
-0.08
0.08
20
-0.17
0.17

* Assumes market conversion based upon a 9,000 heat rate and approximately 230 million shares outstanding

8) Expand Capacity, Reduce Costs at Entergy Nuclear


Strategic Focus

Planned Uprates
04-06E; MW


4,058
4,200
VY 45
VY 50
IP3 47
04
05E
06E

Entergy Nuclear Non-Fuel O&M
02-05E; $M


800
700
600
500
Adjusted*
As-Reported
02
03
04
05E

**02 adjusted for full year of Vermont Yankee and RFO amortization; 03 excludes voluntary severance program*

9) Grow Nuclear Business through Acquisitions and Contracts

Strategic Focus

Capital Stewardship

Potential Market

Attributes	Target vs. ETR	Opportunity
Single owner / small scale *(32)*	1-2 units vs. 11	Duane Arnold 1st to come on market since 03
Production cost above $20/MWh *(9)*	$22 vs. $15-20 per MWh for 01-03	Every $1/MWh savings = $8M for 1,000 MW
Low capacity factor / event issues *(22)*	87% vs. 93% for 01-03	Every 1% = $3-4M for 1,000 MW at $30-40 price
Declining / low performance scores *(12)*	3rd, 4th Quartile vs. 1st, 2nd Quartile WANO Index in 03	Improves sustainability of productivity improvements
Evaluate other markets *(3-5)*		Services contracts

( ) number of units meeting criteria (units may be in multiple categories)

U.S. Nuclear Market


EN-NE
EN - South

- Small Scale Plants
- ETR Owned Plants
- ETR Contracts
- × 01-03 Rolling Average Capacity Factors < 90%

Cooper Success – More Reliable / Less Risk

Strategic Focus



Cooper
764 MW

WANO Index Factors

- Operational performance
- Security systems
- Radiological
- Chemistry
- Fuel

WANO Index
03-04; Index



31%
68
89
03
04

04 Year in Review

- 93% capability factor
- Record run of 321 days
- TIP / Confirmatory Action Letter Closure
- 31% improvement in WANO Index
- NPPD Board approval for life extension

"We inspected you often and thoroughly and you passed the test …"
- Bruce Mallett, NRC regional administrator upon closing CAL (1/5/05)

10) Pursue Additional Opportunities?

Wealth Creation?

Includes:

- Transform nuclear asset portfolio into a business (i.e., add other generation types or short position)
- Evaluate M&A opportunities
- Evaluate capital deployment opportunities (investments, repurchases, dividends)

? Strategic Focus
? POV
? Capital Stewardship
? Conservation of Risk

Aspiring to Maintain Flexibility

FINANCIAL STRATEGY

Balance Sheet Optimization		Financial Flexibility	
Aspiration	< 50% net debt to net capital	Aspiration	Continuous improvement in ratings and business profile
Status	Currently at 45% net debt to net capital Debt to capital at 47% Also monitoring total debt/total capital to remain within rating agency ranges	Status	Recent upgrades from S&P and Moody's; improved business profile scores by S&P Newly issued investment grade Issuer Rating for Entergy Corporation by Moody's

Aspiring to Create Long-Term Wealth

CORPORATE WEALTH CREATION

EPS Growth		Returns	
Aspiration	Near-term: 8-10% Long-term: 5-6%	Aspiration	9% ROIC
Status	05 EPS guidance consistent with near-term 8-10% target 8-10% EPS growth targeted in 06 driven by intrinsic growth and accretion 5-6% targeted thereafter	Status	Currently at ~7% ROIC aspiration reflects intrinsic growth initiatives, share repurchase program, and expected investment opportunity set

Aspiring to Distribute Wealth to Owners

CORPORATE WEALTH DISTRIBUTION

Dividends		Share Repurchases	
Aspiration	Targeting top quartile annual dividend growth (~5%)	Aspiration	Invest at positive spread to cost of capital
Status	20% increase announced 10/04 Second stepwise increase in two years (29% increase announced 7/03)	Status	$1.5B share repurchase program announced 8/04 Projected headroom after completion of current program depending upon investment opportunity set

Appendix

Entergy

Appendix: Reg G Reconciliations

Table 1: Cash Generation and Investment - Reconciliation of GAAP to Non-GAAP Measures 1999-2004		
($ in billions)		
		1999-2004
Beginning cash, January 1, 1999	(a)	1.2
Cash flow provided by operating activities	(b)	12.7
Less:		
Net nuclear fuel purchases		(0.3)
Decommissioning trust contributions		(0.5)
Subtotal	(c)	(0.8)
Operating cash flow	(d)=(b)+(c)	11.9
Maintenance capital expenditures (assumed to be equal to depreciation and amortization)		(4.7)
Preferred and common dividends		(2.1)
Subtotal	(e)	(6.8)
Free cash flow	(f)=(d)+(e)	5.1
Proceeds from sales		1.5
Investing capital expenditures		(4.9)
Share repurchases		(1.3)
Debt reduction		(0.8)
Subtotal	(g)	(5.5)
Ending cash, December 31, 2004	(a)+(f)+(g)	0.8

Appendix: Reg G Reconciliations

Table 2: Consolidated Earnings - Reconciliation of GAAP to Non-GAAP Measures
1999-2005E
($ per share)

		1999	2000	2001	2002	2003	2004	2005E
As-Reported Earnings	(a)	2.25	2.97	3.23	2.64	4.01	3.93	4.60-4.85
Less Special Items								
Utility, Parent & Other								
Regulatory and reserve adjustments		(0.27)	(0.09)	-	-	-	-	-
Change in unbilled revenue estimate		0.13	-	-	-	-	-	-
Depreciation adjustment		0.04	-	-	-	-	-	-
SERI refund adjustments		(0.08)	-	-	-	-	-	-
Write-down of Latin American assets		-	(0.12)	-	-	-	-	-
Write-down of MyHomeKey investment		-	-	(0.03)	-	-	-	-
Merger expenses		-	-	(0.06)	-	-	-	-
River Bend loss provision		-	-	-	-	(0.30)	-	-
SFAS 143 implementation		-	-	-	-	(0.09)	-	-
Voluntary severance plan		-	-	-	-	(0.30)	-	-
Tax benefits - Entergy-Koch investment		-	-	-	-	-	0.07	-
Total Utility, Parent & Other		(0.18)	(0.21)	(0.09)	-	(0.69)	0.07	-
Competitive Businesses								
Entergy Nuclear								
SFAS 143 implementation		-	-	-	-	0.67	-	-
Voluntary severance plan		-	-	-	-	(0.22)	-	-
Subtotal		-	-	-	-	0.45	-	-
Energy Commodity Services								
Gain (loss) on disposition of assets		0.27	0.06	0.01	0.23	-	-	-
Asset and contract impairments		-	-	-	(0.62)	-	(0.15)	-
Turbine commitment		-	-	-	(0.52)	-	-	-
Development costs		-	-	-	(0.09)	-	-	-
Restructuring costs		-	-	(0.02)	(0.17)	-	-	-
Damhead Creek mark to market gas contract		-	-	0.10	-	-	-	-
Write-off of start-up costs per new acct standard		(0.01)	-	-	-	-	-	-
Earnings from Entergy-Koch Trading		-	-	-	-	-	(0.35)	-
Earnings from Gulf South Pipeline		-	-	-	-	-	0.13	-
Tax benefits on restructuring							0.41	
Reduction in asset sale reserves		-	-	-	-	-	0.02	-
Subtotal		0.26	0.06	0.09	(1.17)	-	0.06	-
Total Competitive Businesses		0.26	0.06	0.09	(1.17)	0.45	0.06	-
Total Special Items	(b)	0.08	(0.15)	-	(1.17)	(0.24)	0.13	-
Operational Earnings	(a)-(b)	2.17	3.12	3.23	3.81	4.25	3.80	4.60-4.85

Appendix: Reg G Reconciliations

Table 3: Utility Return on Equity - Reconciliation of GAAP to Non-GAAP Measures
1999 and 2004
(%)

		1999	2004
Utility As-Reported Return on Equity	(a)	9.9	11.6
Less Utility Special Items			
Regulatory and reserve adjustments		(1.2)	-
Change in unbilled revenue estimate		0.6	-
Depreciation adjustment		0.2	-
SERI refund adjustments		(0.4)	-
Total Utility Special Items	(b)	(0.8)	-
Utility Operational Return on Equity	(a)-(b)	10.7	11.6

Table 4: Entergy Nuclear Non-Fuel O&M - Reconciliation of GAAP to Non-GAAP Measures
2002-2005E
($ in millions)

		2002	2003	2004	2005E
Entergy Nuclear As-Reported Non-Fuel O&M	(a)	643	780	695	660
Adjustments					
Full year Vermont Yankee and refueling amortization		112	-	-	-
Voluntary severance plan		-	(80)	-	-
Total Adjustments	(b)	112	(80)	-	-
Entergy Nuclear Non-Fuel O&M with adjustments	(a)+(b)	755	700	695	660

Appendix: Reg G Reconciliations

Table 5: Credit Metrics - Reconciliation of GAAP to Non-GAAP Measures
December 31, 2004
($ in millions)

		2004
Gross debt	(a)	7,807
Less cash and cash equivalents	(b)	808
Net debt	(c)	6,999
Total capitalization	(d)	16,466
Less cash and cash equivalents	(b)	808
Net capital	(e)	15,658
(%)		
Debt to capital ratio	(a)/(d)	47
Net debt to net capital ratio	(c)/(e)	45